EXCHANGE AGREEMENT

      EXCHANGE AGREEMENT dated as of May 3, 1995 (as amended, supplemented or modified from time to time, the "Exchange Agreement"), by and between PEOPLES TELEPHONE COMPANY, INC., a New York Corporation ("Peoples"), and CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation ("Creditanstalt").

                            W I T N E S S E T H

     WHEREAS, contemporaneously with the execution and delivery of this Exchange Agreement, PTC Cellular, Inc., a Delaware corporation and a majority-owned subsidiary of Peoples ("Cellular"), has executed and delivered its Promissory Note dated the date hereof and in an aggregate principal amount of up to $2,500,000 (the "Note") and that certain Security Agreement, dated as of the date hereof, by Cellular in favor of Creditanstalt (the "Security Agreement"); and

     WHEREAS, in order to induce Creditanstalt to structure and provide such loan to Cellular, Peoples has agreed to execute and deliver this Exchange Agreement.

     NOW, THEREFORE, in consideration of the premises the parties hereto agree as follows:

     Section 1. Definitions. As used in this Exchange Agreement, unless otherwise defined herein, terms defined in the Security Agreement (as in effect on the date hereof, whether or not the Security Agreement is thereafter terminated or expires according to its terms) shall have such defined meanings when used herein except that the following terms shall have the following meanings, unless the context otherwise requires:

     "Affiliate" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to (i) vote 10% or more of the securities having ordinary voting power for the selection of directors of such Person or (ii) direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise. In addition, as to Creditanstalt, "Affiliate" shall include any partnership a majority of the partners of which are officers, directors, employees or Affiliates of Creditanstalt, and as to the Peoples, Affiliate shall not include Creditanstalt.

     "Commission" shall mean the Securities and Exchange Commission or any entity succeeding to any or all of its functions under the Securities Act and the Exchange Act.

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     "Common Stock" shall mean the Common Stock, par value $.01 per share, of
Peoples, and shall include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

     "Current Market Price Per Share" shall mean, with respect to any shares of the Common Stock, as of any particular date of determination:

          (i) if the Common Stock is then reported on the Composite Transactions Tape, the closing price for the trading day immediately prior to such date as reported on the Composite Transactions Tape; or

          (ii) if the Common Stock is not then reported on the Composite Transaction Tape but is then listed or admitted to trading on a national securities exchange, the last sale price regular way of the Common Stock, for the trading day immediately prior to such date, on the principal national securities exchange on which the Common Stock is traded or, in case no such sale takes place on any such day, the average of the closing bid and asked prices regular way, in either case on such national securities exchange; or

          (iii) if the Common Stock is not then reported on the Composite Transaction Tape or listed or admitted to trading on a national securities exchange, but is then traded in the over-the-counter market, the closing sales price, or, if there is no closing sales price, the average of the closing bid and asked prices, in the over-the-counter market, for the trading day immediately prior to such date, as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated or any successor thereof, or, if not so reported the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of Peoples for that purpose; or

          (iv) if no such prices are then furnished, the fair market value of a share of Common Stock as determined by agreement between Creditanstalt and Peoples or, in the absence of such an agreement, by an independent investment banking firm or an independent appraiser engaged by Peoples (in either case the cost of which engagement will be borne by Peoples) and reasonably acceptable to Creditanstalt.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute.

     "Exchange Notice" shall have the meaning set forth in subsection 2(b).

     "Exchange Period" shall mean the period beginning on December 1, 1995 and continuing for so long as any principal or interest on the Note remains outstanding and unexchanged.

     "Exchange Price Per Share" shall have the meaning set forth in subsection 2(b).

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     "Exchange Right" shall have the meaning set forth in subsection 2(a).

     "Exchange Shares" shall mean the shares of Common Stock issued or issuable by Peoples to or at the direction of Creditanstalt or its Affiliate pursuant to this Exchange Agreement. Without limiting the generality of the foregoing, the term "Exchange Shares" shall be deemed to include any Makewhole Shares.

     "Indebtedness" shall mean any and all obligations of Cellular arising under the Note and the Security Agreement.

     "Makewhole Amount" shall have the meaning set forth in subsection 2(c).

     "Makewhole Shares" shall mean any shares of Common Stock issued or issuable by Peoples to or at the direction of Creditanstalt or its Affiliate pursuant to
Section 2(c) of this Exchange Agreement.

     "Registration Period" shall mean the period commencing on December 1, 1995 and continuing until the later of (i) the date on which all outstanding Indebtedness shall have been repaid or exchanged for Common Stock hereunder and
(ii) the date which is five (5) business days after the disposition of all Exchange Shares issued hereunder by the Person(s) to whom such shares shall have been issued by Peoples, provided that if any Makewhole Shares shall be issued by Peoples such period shall be extended until the date which is five (5) business days after the disposition of all such Makewhole Shares.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute.

     "Shelf Registration" shall have the meaning set forth in subsection 7(a).

     "Subsidiary" shall mean, as to any Person, a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Exchange Agreement shall refer to a Subsidiary or Subsidiaries of Peoples.

     Section 2.     Exchange Right.

     (a) Grant of Right. Peoples hereby grants to Creditanstalt the right (the "Exchange Right"), exercisable by notice given to Peoples at any time and from time to time during the Exchange Period, to exchange all or any portion of the then-outstanding Indebtedness for shares of Common Stock as further set forth herein.

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     (b)  Procedures for Exchange, Etc..  In order to exercise the Exchange
Right Creditanstalt shall deliver a written notice to Peoples (the "Exchange Notice") setting forth the aggregate amount of outstanding Indebtedness which it desires to exchange for shares of Common Stock, the date on which it desires to receive delivery of such shares (which shall be no earlier than the tenth business day after the date of the Exchange Notice), and the name(s) of the Person(s) (who may be a broker or other nominee) in whose name such shares shall be registered. Peoples shall thereupon issue and cause to be delivered to or upon the written order of Creditanstalt and in such name or names as Creditanstalt shall have designated, on the date set forth in the Exchange Notice or as promptly as practicable thereafter, a certificate or certificates for the Exchange Shares required to be issued hereunder upon such exchange. The number of Exchange Shares required to be so issued shall be the number which is obtained (rounded up to the next whole number) when the amount of Indebtedness specified in the Exchange Notice is divided by the Exchange Price Per Share (as herein defined) of the Common Stock on the date on which the Exchange Notice is given. The "Exchange Price Per Share" on any date shall be the Current Market Price Per Share on such date less a discount of 2%, or such other discount as Creditanstalt shall determine to be appropriate (in its sole discretion) in order to reflect any estimated commissions, fees or other expenses that may be incurred in connection with the subsequent disposition of the related Exchange Shares. Unless Creditanstalt shall specify otherwise in its Exchange Notice, the Indebtedness so exchanged shall be deemed to constitute Indebtedness representing any accrued but unpaid interest first, followed by any outstanding principal. Subject to any restriction on transfer of the Exchange Shares under
Section 8 of this Agreement, each Person to whom Exchange Shares are issued shall sell such shares in such transactions as shall be determined by such holder within five (5) trading days of receipt thereof unless, in the sole discretion of such holder, a delay beyond the expiration of such five (5) trading day period is appropriate in light of market conditions, in which event such period shall be extended for so long as such holder shall deem to be appropriate.

     (c) Makewhole Agreement. If any initial holder of any Exchange Shares shall sell any Exchange Shares for a sales price per share (net of applicable commissions or similar fees and any expenses of the broker or selling agent that such holder is required to pay or reimburse and any other reasonable out-of-pocket fees or expenses of such holder incurred in connection with such sale) that exceeds the Exchange Price Per Share of such Exchange Shares, then such initial holder shall, as promptly as practicable but in any event within two (2) business days of its receipt of such amount, apply the amount by which such aggregate sales price exceeds the aggregate Exchange Price Per Share for all such Exchange Shares to the repayment of Indebtedness under any portion of the Note still held by such holder, and, if none, pay such amount to Peoples, which payment shall be made in cash in immediately available funds. If any initial holder of any Exchange Shares shall sell any Exchange Shares for a sales price per share (determined as set forth in the immediately preceding sentence) that is less than the Exchange Price Per Share of such Exchange
Shares (the aggregate amount of such difference being referred to herein as the "Makewhole Amount"), then Peoples shall, as promptly as practicable but in any event within two (2) business days of any request therefor, issue to or at the direction of such initial holder such number of whole shares of Common Stock as shall have an aggregate value, based on the Exchange Price Per Share of the Common Stock on the date of issuance, equal to or greater than the Makewhole Amount (the "Makewhole Shares"). Subject to any restriction on transfer of the

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Makewhole Shares under Section 8 of this Agreement, each Person to whom
Makewhole Shares are issued shall sell such shares in such transactions as shall be determined by such holder within five (5) trading days of receipt thereof unless, in the sole discretion of such holder, a delay beyond the expiration of such five (5) trading day period is appropriate in light of market conditions, in which event such period shall be extended for so long as such holder shall deem to be appropriate. Following the sale of any Makewhole Shares, (i) the holder of such shares shall pay to Peoples in cash, as promptly as practicable but in any event within two (2) business days of its receipt of such amount, any amount by which the net sales proceeds received by such holder upon such sale (net of applicable commissions or similar fees and any expenses of the broker or selling agent that such holder is required to pay or reimburse and any other reasonable out-of-pocket fees or expenses of such holder incurred in connection with such sale) exceeds the Makewhole Amount, and
(ii) in the event any Makewhole Amount shall exceed the net sales proceeds received by such holder upon such sale (determined as set forth in clause (i) of this sentence), then Peoples shall, as promptly as practicable but in any event within two (2) business days of any request therefor, issue to or at the direction of such holder such number of whole shares of Common Stock as shall have an aggregate value, based on the Exchange Price Per Share of the Common Stock on the date of issuance, equal to or greater than the difference between such Makewhole Amount and such net sales proceeds. Any shares of Common Stock issued pursuant to the immediately preceding sentence shall thereafter be deemed to be Makewhole Shares for all purposes under this Exchange Agreement, and the aggregate value of such shares (based on the Exchange Price Per Share on the date of issuance) shall be deemed to be the related Makewhole Amount for purposes of further application of the provisions of the immediately preceding sentence, which provisions shall apply to all Makewhole Shares issued or issuable under this Exchange Agreement. The foregoing provisions of this paragraph (c) are intended to obligate Peoples to continue to issue Makewhole Shares until the aggregate net proceeds of the sale of all Exchange Shares and Makewhole Shares issued pursuant to an Exchange Notice equals or exceeds the amount of Indebtedness specified in such Exchange Notice.

     (d) Reduction in Principal of Exchanged Note. Upon receipt of each Exchange Notice, Peoples shall notify Cellular that it is cancelling the amount of Indebtedness specified in the Exchange Notice as a contribution to capital of Cellular by Peoples. Upon receipt of the Exchange Shares issuable to Creditanstalt pursuant to an Exchange Notice, Creditanstalt shall make an appropriate notation on the original Note to reflect the reduction in Indebtedness evidenced thereby.

     (e) Limitation on Number of Shares of Common Stock Exchanged. Notwithstanding the foregoing provisions of this Section 2, Creditanstalt will not be entitled to exchange Indebtedness for shares of Common Stock or receive any Makewhole Shares if and to the extent such Common Stock, together with all other shares of Common Stock then owned by Creditanstalt and its Affiliates and any such shares which shall be attributable to them under the federal Bank Holding Company Act of 1956, as amended, will exceed 4.99% of the then outstanding Common Stock.

     Section 3. Representations and Warranties. Peoples hereby represents and warrants as follows:

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     (a)  Peoples is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York, has the corporate power and authority to conduct its business as presently conducted and as intended to be conducted, has the corporate power and authority to execute and deliver this Exchange Agreement, to issue the shares of Common Stock required to be issued hereunder and to perform its obligations under this Exchange Agreement, has the corporate power and authority and legal right to own and lease its properties and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where failure to be so qualified could not be reasonably expected to have a material adverse effect on the business, properties, financial condition or results of operations of Peoples and its Subsidiaries taken as a whole.

     (b) The execution, delivery and performance by Peoples of this Exchange Agreement and the issuance of the shares of Common Stock required to be issued hereby have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of any lien, charge or encumbrance upon the assets of Peoples pursuant to, any law, statute, ordinance, rule, regulation, order or decree of any court, governmental body or regulatory authority or administrative agency having jurisdiction over Peoples or its Subsidiaries or any contract, mortgage, loan agreement, note, lease or other instrument binding upon Peoples or its Subsidiaries or by which their properties are bound.

     (c) This Exchange Agreement has been duly executed and delivered by Peoples and constitutes a legal, valid, binding and enforceable obligation of Peoples, except as enforceabiity may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights and remedies of creditors and (ii) general principles of equity (whether applied at law or in equity). When issued as contemplated hereby, the Exchange Shares will be duly authorized, validly issued, fully paid and nonassessable shares of the Common Stock, with no personal liability attaching to the ownership thereof.

     (d) Peoples has authorized capital stock consisting of 25,000,000 shares of Common Stock, par value $.01 per share, of which as of March 24, 1995 16,035,875 shares were issued and outstanding, and 5,000,000 shares of Preferred Stock, $.01 par value, 100,000 shares of which are designated as Series A Preferred Stock, none of which are issued and outstanding, and 600,000 shares of which are designated as Series B Preferred Stock, none of which are issued and outstanding.

     Section 4. Payment of Taxes. Peoples will pay all taxes attributable to the initial issuance of Exchange Shares upon exercise of the Exchange Right. Subject to the next sentence of this Section 4, Peoples shall not be required to pay any tax which may be payable in respect of any subsequent transfer of any Exchange Shares, and Peoples shall not be required to issue or deliver such certificate unless or until the person or persons requesting the issuance thereof shall have paid to Peoples the amount of such tax or shall have established to the satisfaction of Peoples that such tax has been paid. Peoples will indemnify and hold harmless each seller of Exchange Shares from and against any and all taxes which shall be paid or payable by such seller

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in respect of any income which arises out of (or is determined to arise out of)
the issuance or sale of any Exchange Shares.

     Section 5.     Reservation and Issuance of Exchange Shares.

     (a) Peoples will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Common Stock hereunder, that number of shares of Common Stock which is equal to 200% of the maximum number of shares of Common Stock for which the amount of the Indebtedness then outstanding may be exchanged at the then Current Market Price Per Share.

     (b) Peoples will take any corporate action which may be necessary in order that Peoples may validly and legally issue fully paid and nonassessable Exchange Shares pursuant to the exercise of the Exchange Right.

     (c) Peoples covenants that all Exchange Shares will, upon issuance in accordance with the terms of this Exchange Agreement, be fully paid and nonassessable and free from all taxes with respect to the issuance thereof and from all liens, charges and security interests (other than any created by or on behalf of any the Person(s) to whom they are issued hereunder).

     Section 6. Obtaining of Governmental Approvals and Stock Exchange Listings. Subject, in the case of any registration under the Securities Act, to the limitations set forth in Section 7, Peoples will, at its own expense, from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which are or become requisite in connection with the exercise of the Exchange Right and the issuance, sale, transfer and delivery of the Exchange Shares and all action which may be necessary so that such Exchange Shares, immediately upon their issuance upon the exercise of the Exchange Right, will be listed on each securities exchange, if any, on which the Common Stock is then listed.

     Section 7.     Registration.

     (a) Peoples hereby undertakes and agrees that it will register, in accordance with applicable law and this Section 7 and without any Demand, a sufficient number of shares of Common Stock as to constitute all Exchange Shares which may be issued hereunder (and not less than two times the number of shares equal to $2,500,000 divided by the Current Market Price Per Share on the date such registration statement is filed), which shares shall be registered for resale by the holder(s) thereof from time to time in transactions on a national securities exchange, in the over-the-counter market, in negotiated transactions or a combination of such methods of sale, at fixed prices which may be changed, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated prices, by selling the shares to or through broker-dealers, which broker-dealers may receive compensation in the form of discounts, concessions or commissions from the seller(s) or the purchasers of the Exchange Shares for whom such broker-dealers may act as agents or to whom they may sell as principals, or both (which registration shall be referred to herein as the "Shelf Registration"). Peoples will comply

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with Rule 415 under the Securities Act to permit the continuous or delayed offering of such Exchange Shares. Peoples undertakes and agrees to prepare and file the registration statement relating to the Shelf Registration with the Commission no later than September 1, 1995 and to cause such Shelf Registration to become effective no later than December 1, 1995.

     (b) If, at any time and from time to time during the Registration Period, the Shelf Registration shall not then be in effect, then:

          (i) Upon the written request of Creditanstalt or any Person to whom Exchange Shares are issued pursuant to this Exchange Agreement requesting that Peoples effect the registration under the Securities Act of any Exchange Shares issued or issuable hereunder and specifying the intended method or methods of disposition thereof (a "Demand"), Peoples will thereupon use its reasonable best efforts promptly to effect the registration under the Securities Act of such Exchange Shares for disposition in accordance with the intended method or methods of disposition stated in such request, provided that Peoples shall not be obligated to effect any such registration prior to December 1, 1995. If any registration requested pursuant to this subsection 7(b)(i) shall be an underwritten public offering, only Exchange Shares which are to be included in the underwriting may be included in such registration, and the sellers thereof shall, after reasonable consultation with Peoples, have the right to designate the managing underwriter(s) in any such underwritten public offering with the consent of Peoples (which consent shall not be unreasonably withheld). Peoples shall be obligated to effect as many registrations as shall be requested pursuant to this subsection 7(b)(i) (subject to the limitations set forth herein).

          (ii) If Peoples proposes to register any of its securities under the Securities Act (except pursuant to a registration statement filed on Form S-8 or Form S-4 or such other form as shall be prescribed under the Act for the same purposes), Peoples will at each such time give written notice (which notice shall state the intended method of disposition thereof by the prospective sellers) to all holders of any outstanding Exchange Shares of its intention to do so and the proposed minimum offering price per share of Common Stock. Upon the written request of any holder thereof given within 10 days after Peoples' giving of such notice, Peoples will use its reasonable best efforts to effect the registration of any Exchange Shares which it shall have been so requested to register by including the same in such registration statement, all to the extent required to permit the sale or other disposition thereof in accordance with the intended method of sale or other disposition set forth in each such request. If the registration of which Peoples gives notice pursuant to this subsection 7(b)(ii) is for an underwritten public offering, only Exchange Shares which are to be included in the underwriting may be included in such registration, and Peoples shall have the right to designate the managing underwriter(s) in any such underwritten public offering; provided that (i) Peoples shall use its best efforts to cause the managing underwriter(s) to include the Exchange Shares requested to be included in the registration in the underwriting, and (ii) if the managing underwriter(s) advises the holders of the Exchange Shares and all other Persons seeking to include securities of Peoples held by them in such registration statement ("Other Security Holders") in writing that the total

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     amount of securities which they and Peoples and any such Other Security
     Holders intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, the amount of securities to be offered for the accounts of the holders of the Exchange Shares requesting to be so included and all Other Security Holders, other than Peoples, shall be reduced pro rata (based upon the amount of securities each such Person sought to include in the offering) to the extent necessary to reduce the total amount of securities to be included in the offering to the amount recommended by such managing underwriter(s).
     Any registration statement filed pursuant to this subsection 7(b)(ii) may be withdrawn at any time at the discretion of Peoples.

          (iii) If a registration under this subsection 7(b) which includes any Exchange Shares shall be in connection with an underwritten public offering, Peoples hereby agrees not to effect any sale or distribution of any Common Stock or of any other equity security of Peoples or of any security convertible into or exchangeable or exercisable for any equity security of Peoples (other than as part of such underwritten public offering) within seven days before or 90 days after the effective date of such registration statement and Peoples hereby also agrees to cause each holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of Peoples purchased from Peoples at any time other than in a public offering, so to agree.

     (c) No Person shall have the right to have any securities other than Exchange Shares included in any registration under subsection 7(a) or subsection 7(b), and Peoples hereby represents and warrants that no Person has any such rights (other than such rights as shall have been waived by the holders(s) thereof).

     (d) As a condition to the inclusion of a holder's Exchange Shares in any registration statements, each such holder of Exchange Shares requesting registration thereof will furnish to Peoples such information with respect to such holder as is required to be disclosed in the registration statement (and the prospectus included therein) by the applicable rules, regulations and guidelines of the Commission. Failure of a holder to furnish such information or agreement shall not affect the obligation of Peoples under this Section 7 to the remaining holders who furnish such information.

     (e) In each instance in which Peoples is required under this Section 7 to effect, or to use its reasonable best efforts to effect, the registration of any Exchange Shares under the Securities Act, Peoples shall:

          (i) as expeditiously as possible (or, in the case of the Shelf Registration, as set forth in subsection 7(a)) and subject to any applicable limitations set forth in subsection 7(b)(ii), prepare and file with the Commission a registration statement on the appropriate form with respect to such Exchange Shares and (A) in the case of the Shelf Registration, cause such registration statement to become effective as set forth in subsection 7(a) and (B) use its best efforts to cause any such other registration statement to become effective as soon as practicable after such filing;

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          (ii)   as expeditiously as possible, prepare and file with the
     Commission such amendments and supplements (including post-effective amendments and supplements) to the registration statement covering such Exchange Shares and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and usable for resale for a period necessary to complete the distribution of such securities and any Makewhole Shares which shall be issued or issuable under this Exchange Agreement, and to comply with the provisions of the Securities Act with respect to the disposition of all Exchange Shares covered by such registration statement during such period in accordance with the intended method of disposition of the sellers set forth therein;

          (iii) as expeditiously as possible, furnish to each seller of such Exchange Shares registered, or to be registered under the Securities Act, and to each underwriter, if any, of such Exchange Shares such number of copies of a prospectus and preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such seller or underwriter may reasonably request in order to facilitate the public sale or other disposition of such Exchange Shares;

          (iv) as expeditiously as possible, notify each seller of such Exchange Shares if, at any time when a prospectus relating to such Exchange Shares, is required to be delivered under the Securities Act, any event shall have occurred as a result of which the prospectus then in use with respect to such Exchange Shares would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or for any other reason it shall be necessary to amend or supplement such prospectus in order to comply with the Securities Act and prepare and furnish to all sellers as promptly as possible, and in any event within ninety (90) days of such notice, a reasonable number of copies of a supplement to or an amendment of such prospectus which will correct such statement or omission or effect such compliance;

          (v) as expeditiously as possible (or, in the case of the Shelf Registration, no later than December 1, 1995), use its reasonable best efforts to register or qualify such Exchange Shares under such other securities or blue sky laws of New York and such other jurisdictions as such seller shall reasonably request and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the public sale or other disposition in each such jurisdiction of the Exchange Shares owned by such seller and included in such registration statement, provided that Peoples shall not be required to consent to the general service of process or to qualify to do business in any jurisdiction where it is not then qualified;

          (vi) use its reasonable best efforts to keep the holders of such Exchange Shares informed of Peoples's best estimate of the earliest date on which such registration statement or any post-effective amendment or supplement thereto will become effective and will promptly notify such holders and the managing underwriters, if any, participating in the distribution pursuant to such registration statement of the following: (A) when such

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     registration statement or any post-effective amendment or supplement thereto becomes effective or is approved; (B) of the issuance by any competent authority of any stop order suspending the effectiveness or qualification of such registration statement or the prospectus then in use or the initiation or threat of any proceeding for that purpose; and (C) of the suspension of the qualification of any Exchange Shares included in such registration statement for sale in any jurisdiction;

          (vii) make available to its security holders, as soon as practicable, an earnings statement covering a period of at least twelve months which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (viii) cooperate with the sellers of such Exchange Shares and the underwriters, if any, of such Exchange Shares; give each seller of such Exchange Shares, and the underwriters, if any, of such Exchange Shares and their respective counsel and accountants, such access to its books and records and such opportunities to discuss the business of Peoples with its officers and independent public accountants as shall be necessary to enable them to conduct a reasonable investigation within the meaning of the Securities Act and, in the event that Exchange Shares are to be sold in an underwritten offering, enter into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions, including without limitation the furnishing to the underwriters of a customary opinion of independent counsel to Peoples and a customary "comfort" letter from Peoples's independent public accountants;

          (ix) provide a CUSIP number for all Exchange Shares not later than the effective date of the registration statement;

          (x) as to all registrations under this Section 7, pay all costs and expenses incident to the performance and compliance by Peoples of this
     Section 7, including without limitation (A) all registration, filing and qualification fees; (B) all printing expenses; (C) all fees and disbursements of counsel and independent public accountants for Peoples;
     (D) all blue sky fees and expenses (including fees and expenses of counsel in connection with blue sky surveys); (E) all transfer taxes; (F) the entire expense of any special audits required by the rules and regulations of the Commission; and (G) the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, and Peoples shall pay the fees and expenses of one counsel for the holders of the Exchange Shares being registered; and

         (xi) as to the first registration under subsection 7(b)(i) which is in respect of an underwritten offering, as expeditiously as possible, take such actions as the underwriters reasonably request in order to expedite or facilitate the disposition of the Exchange Shares to be included in such offering (including, without limitation, effecting a stock split, stock dividend or a combination of shares of Common Stock).

     (f) (i) Peoples will indemnify and hold harmless each seller of Exchange Shares, each director, officer, employee and agent of each seller, and each other person, if any, who controls such seller within the meaning of the Securities Act or the Exchange Act from and against any and all losses, claims, damages, liabilities and legal and other expenses (including costs of investigation) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Exchange Shares were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such seller and furnished to Peoples in writing by such seller expressly for use therein, and provided that Peoples will not be liable to any Person who participates as an underwriter in the offering or sale of Exchange Shares or any other Person, if any, who controls such underwriter within the meaning of the Securities Act under the indemnity agreement in this subsection 7(f) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the sale by such underwriter of Exchange Shares to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if Peoples has previously furnished copies thereof to such underwriter, or from a sale to a Person in a state where the offering has not been registered or qualified, if Peoples has notified the seller and any underwriter involved in such sale of the states where the offering has been registered or qualified.

          (ii) It shall be a condition to the obligation of Peoples to effect a registration of Exchange Shares under the Securities Act pursuant hereto that (A) each seller, severally and not jointly, indemnify and hold harmless Peoples and each person, if any, who controls Peoples within the meaning of the Securities Act or the Exchange Act to the same extent as the indemnity from Peoples in the foregoing paragraph, but only with reference to any breach by such seller of any agreement between such seller, and Peoples with respect to the offering and with reference to information relating to such seller furnished to Peoples in writing by such seller expressly for use in the registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto and (B) each seller, in the event that Exchange Shares are to be sold in an underwritten offering, enters into an underwriting agreement containing customary representations and warranties, covenants, conditions and indemnification provisions.

          (iii) In case any claim shall be made or any proceeding (including any governmental investigation) shall be instituted involving any indemnified party in respect of which indemnity may be sought pursuant to this subsection 7(f), such indemnified party shall promptly notify the indemnifying party in writing of the same, provided that failure to notify the indemnifying party shall not relieve it from any liability it may have to an indemnified party otherwise than under this subsection 7(f). The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party in such proceeding and shall pay the fees and disbursements of such counsel. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (B) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (C) representation of such indemnified party by the counsel retained by the indemnifying party would, in the reasonable opinion of the indemnified party, be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, provided that Peoples shall not be liable for the fees and disbursements of more than one additional counsel for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (g) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subsection 7(f) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, Peoples or the applicable sellers, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities incurred (including legal or other expenses reasonably incurred in connection with the investigating or defending of same) by the other and for which such indemnification was sought. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities included in the registration statement (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances; provided, however, that (i) in no case shall any seller of Exchange Shares be required to contribute any amount in excess of the net sales proceeds of the Exchange Shares sold by him and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection 7(g), each person who controls any seller of Exchange Shares or Peoples shall have the same rights to contribution as such seller or Peoples. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against Peoples or the seller of Exchange Shares under this subsection 7(g), notify Peoples or such seller, as the case may be, but the omission to so notify Peoples or such seller, as the case may be, shall not relieve it from any other obligation it may have hereunder or otherwise.

     (h) Peoples shall not, without the written consent of Creditanstalt (if any Indebtedness is then outstanding) and the holders of not less than 50% of the aggregate outstanding Exchange Shares, if any, grant to any person for so long as any Indebtedness or any Exchange Shares are outstanding, any demand or piggyback registration rights.

     Section 8.     Restrictions on Transfer.

     (a) Creditanstalt acknowledges that if the issuance of any Exchange Shares to the initial holder(s) thereof is not effected pursuant to an effective registration statement under the Securities Act, such Exchange Shares will be subject to certain restrictions on transfer as further set forth herein. Each such initial holder, by accepting such Exchange Shares, agrees that it will not sell or otherwise transfer any of such Exchange Shares except upon the terms and conditions specified herein and that it will cause any transferee thereof (except pursuant to a registered offering) to agree to take and hold the same subject to the terms and conditions specified herein, provided that any such initial holder may sell any such Exchange Shares pursuant to an effective registration statement or in one or more private transactions not requiring registration under the Securities Act. Without limiting the means by which any holder of Exchange Shares may sell such shares, Peoples hereby acknowledges that any such holder may sell such Exchange Shares, in such holder's discretion, in market transactions through one or more broker-dealers, one or more of which may be an Affiliate of Creditanstalt.

     (b) Except as provided in subsection 8(d) hereof, each certificate for the Exchange Shares issued to an initial holder thereof or to a subsequent transferee thereof pursuant to subsection 8(c) shall include a legend in substantially the following form provided that such legend shall not be required if such transfer is being made in connection with a sale pursuant to an offering registered under the Securities Act or which is exempt from registration under the Securities Act or if the opinion of counsel referred to in subsection 8(c) is to the further effect that neither such legend nor the restrictions on transfer in this Section 8 are required in order to ensure compliance with the Securities Act:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR LAWS. THE SHARES MAY BE TRANSFERRED ONLY IN A TRANSACTION WHICH IS REGISTERED UNDER THE SECURITIES ACT OR OTHERWISE IN COMPLIANCE WITH THE CONDITIONS SPECIFIED
     IN THE EXCHANGE AGREEMENT DATED AS OF MAY 3, 1995 BETWEEN PEOPLES TELEPHONE COMPANY, INC. AND CREDITANSTALT CORPORATE FINANCE, INC., A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF PEOPLES AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

     (c) Prior to any proposed assignment, transfer or sale of any Exchange Shares (other than a transfer among Creditanstalt and/or its Affiliates), the holder thereof shall give written notice to Peoples of such holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale. Each holder wishing to effect such a transfer of any Exchange Shares shall also furnish to Peoples an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and, unless the transferee is an Affiliate of such holder, a written opinion of such holder's counsel, in form reasonably satisfactory to Peoples, to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws.

     (d) The restrictions set forth in this Section 8 shall terminate and cease to be effective with respect to any Exchange Shares registered for sale under the Securities Act or upon receipt by Peoples of an opinion of counsel, in form reasonably satisfactory to Peoples, to the effect that compliance with such restrictions is not necessary in order to comply with the Securities Act with respect to the issuance of the Exchange Shares. Whenever such restrictions shall so terminate the holder of such Exchange Shares shall be entitled to receive from Peoples, without expense (other than transfer taxes, if any), certificates for such Exchange Shares not bearing the legend set forth in subsection 8(b) at which time Peoples will rescind any transfer restrictions relating thereto.

     (e) With a view to making available to Creditanstalt and its Affiliates and subsequent holders of the Exchange Shares the benefits of certain rules and regulations of the Commission (including, without limitation, Rules 144 and 144A under the Securities Act) which may permit the sale of Exchange Shares to the public without registration, Peoples agrees to take any and all such actions as may be required of it to make available to Creditanstalt and its Affiliates and such subsequent holders such benefits, including without limitation, to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any successor provision thereto;

          (ii) file with the Commission in a timely manner all reports and other documents required of Peoples under the Securities Act and the Exchange Act; and

          (iii) so long as Creditanstalt or an Affiliate thereof owns any Exchange Shares, furnish to Creditanstalt forthwith upon request a written statement by Peoples as to its compliance with the reporting requirements of Rule 144 or any successor provision thereto, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Peoples filed with the Commission, and such other reports and documents of Peoples and other information in the possession of or reasonably obtainable by Peoples as Creditanstalt and its Affiliates and subsequent holders of the Exchange Shares may reasonably request in availing itself of any rule or regulation of the Commission allowing Creditanstalt and its Affiliates and subsequent holders of the Exchange Shares to sell any such securities without registration.

     Section 9. Amendments and Waivers. Any provision of this Exchange Agreement may be amended, supplemented, waived, discharged or terminated only by a written instrument signed by Peoples and Creditanstalt.

     Section 10. Specific Performance. Creditanstalt and the holders of any Exchange Shares shall have the right to specific performance by Peoples of the provisions of this Exchange Agreement. Peoples hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against Peoples for specific performance of this Exchange Agreement by Creditanstalt or the holders of any Exchange Shares.

     Section 11.    Notices.

     (a) Any notice or demand to be given or made by Creditanstalt or any holder of any Exchange Shares to or on Peoples pursuant to this Exchange Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to Peoples at the following address:

          Peoples Telephone Company, Inc.
          2300 N.W. 89th Place
          Miami, Florida  33172
          Attn:  F. J. Pollak
          Facsimile Number: (305) 477-9890

     (b) Any notice to be given by Peoples to or on any holder of any Exchange Shares pursuant to this Exchange Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to such holder as such holder's name and address shall appear on the Common Stock registry of Peoples and to Creditanstalt at the address set forth below, and any notice to be given by Peoples to or on Creditanstalt pursuant to this Exchange Agreement shall be sufficiently given or made if sent by registered mail, return receipt requested, postage prepaid, addressed to Creditanstalt at the following address:

          Creditanstalt Corporate Finance, Inc.
          Two Greenwich Plaza
          Greenwich, Connecticut 06830
          Attn:  Dennis O'Dowd
          Facsimile Number:  (208) 861-6594
with copies to:

          Creditanstalt Corporate Finance, Inc.
          Two Ravinia Drive
          Suite 1680
          Atlanta, Georgia 30346
          Attn:  Robert M. Biringer
          Facsimile Number:  (404) 390-1851

          and

          Troutman Sanders
          Suite 5200
          600 Peachtree Street
          Atlanta, Georgia 30308-2216
          Attn:  Hazen H. Dempster, Esq.
          Facsimile Number:  (404) 885-3900

     Section 12. Binding Effect. This Exchange Agreement shall be binding upon and inure to the sole and exclusive benefit of Peoples, its successors and assigns, Creditanstalt, Affiliates of Creditanstalt and the registered holders from time to time of the Exchange Shares.

     Section 13. Counterparts. This Exchange Agreement may be executed in one or more separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 14. NEW YORK LAW. THIS EXCHANGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 15. Benefits of This Agreement; Assignment. Nothing in this Exchange Agreement shall be construed to give to any Person other than Peoples, Creditanstalt and the registered holders of the Exchange Shares any legal or equitable right, remedy or claim under this Exchange Agreement; provided, however, that Creditanstalt shall be permitted to assign its rights and obligations under this Exchange Agreement, in whole or in part, to any Person to whom the Note is assigned.

     Section 16. Entire Agreement. This Exchange Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements between such parties in respect of such subject matter.

               [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF the parties hereto have caused this Exchange Agreement to be duly executed and delivered by their proper and duly authorized officers, as of the date and year first above written.

                         PEOPLES TELEPHONE COMPANY, INC.

                         By:__________________________________
                            Robert D. Rubin
                            President

                         Attest:______________________________
                                Secretary

                                      [CORPORATE SEAL]

                         CREDITANSTALT CORPORATE FINANCE, INC.

                         By:__________________________________
                            Name:
                            Title:

                         By:__________________________________
                            Name:
                            Title:

      The undersigned acknowledges and consents to the terms of this Agreement, this ___ day of May, 1995.

                         PTC CELLULAR, INC.

                         By:__________________________________
                            Name:
                            Title:

                         Attest:______________________________
                                Name:
                                Title:

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